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                                                                      EXHIBIT 99


                            PNC Student Loan Trust I
                 Student Loan Asset Backed Notes, Series 1997-2

Noteholders' Statement
pursuant to Section 5.7(a) of
Transfer and Servicing
Agreement (capitalized terms used
herein are defined in Appendix A thereto)

         Distribution Date:     8/25/97
                                -------

(i)               Principal Factor:
                   (a)  Class A-1:  .7935746
                                  ----------
                   (b)  Class A-2: 1.0000000
                                  ----------
                   (c)  Class A-3: 1.0000000
                                  ----------
                   (d)  Class A-4: 1.0000000
                                  ----------
                   (e)  Class A-5: 1.0000000
                                  ----------
                   (f)  Class A-6: 1.0000000
                                  ----------
                   (g)  Class A-7: 1.0000000
                                  ----------
                   (h)  Class A-8: 1.0000000
                                  ----------
                   (i)  Class A-9: 1.0000000
                                  ----------
                   (j)  Class B:   1.0000000
                                  ----------

(ii)              Amount of principal being paid or distributed:

                   (a)  Class A-1 Notes:     $    17,151,705.65
                                              -----------------
                   (b)  Class A-2 Notes:     $         0
                                              -----------------
                   (c)  Class A-3 Notes:     $         0
                                               ----------------
                   (d)  Class A-4 Notes:     $         0
                                              -----------------
                   (e)  Class A-5 Notes:     $         0
                                              -----------------
                   (f)  Class A-6 Notes:     $         0
                                              -----------------
                   (g)  Class A-7 Notes:     $         0
                                              -----------------
                   (h)  Class A-8 Notes:     $         0
                                              -----------------
                   (i)  Class A-9 Notes:     $         0
                                              -----------------
                   (j)  Class B Notes:       $         0
                                              -----------------
                   (k)  Certificates:        $         0
                                              -----------------


(iii)             (a)  Amount of interest being paid or distributed:


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
                   (1)  Class A-1 Notes:     $  426,239.01 (based on [One-Month LIBOR])
                                              ---------------------------------------------------------
                   (2)  Class A-2 Notes:     $       0
                                              ---------------------------------------------------------
                   (3)  Class A-3 Notes:     $       0
                                              ---------------------------------------------------------
                   (4)  Class A-4 Notes:     $       0
                                              ---------------------------------------------------------
                   (5)  Class A-5 Notes:     $       0
                                              ---------------------------------------------------------
                   (6)  Class A-6 Notes:     $       0
                                              ---------------------------------------------------------
                   (7)  Class A-7 Notes:     $       0
                                              ---------------------------------------------------------
                   (8)  Class A-8 Notes:     $       0  (based on [one-month LIBOR][Net Loan Rate])
                                              ---------------------------------------------------------
                   (9)  Class A-9 Notes:     $       0  (based on [one-month LIBOR][Net Loan Rate])
                                              ---------------------------------------------------------
                   (10) Class B Notes:       $       0  (based on [one-month LIBOR][the Net Loan Rate])
                                              ---------------------------------------------------------
                   (11) Certificates:        $       0  (based on One-Month LIBOR)
                                              ---------------------------------------------------------

                  (b)  Applicable Interest Rate:

                   (1)  Class A-1:   5.58844 %                 Net Loan Rate                6.51000%
                                   ----------                                -----------------------
                   (2)  Class A-2:       -   %
                                   ----------
                   (3)  Class A-3:       -   %
                                   ----------
                   (4)  Class A-4:       -   %
                                   ----------
                   (5)  Class A-5:       -   %
                                   ----------
                   (6)  Class A-6:       -   %
                                   ----------
                   (7)  Class A-7:       -   %
                                   ----------
                   (8)  Class A-8:       -   %
                                   ----------
                   (9)  Class A-9:       -   %
                                   ----------
                   (10) Class B:         -   %
                                   ----------
                   (11) Certificates:    -   %
                                   ----------

(iv)              Amount of distribution allocable to any Noteholders' Interest Carryover:
                  (a)  Class A-1:           $           0
                                             ------------
                  (b)  Class A-8:           $           0
                                             ------------
                  (c)  Class A-9:           $           0
                                             ------------
                  (d)  Class B:             $           0
                                             ------------

(v)               Pool Balance at end of preceding Collection Period:  $990,708,660.94
                                                                        --------------

(vi)              After giving effect to distributions on this Distribution Date:

                  (a)     outstanding principal amount of Class A-1 Notes:$ 71,421,712.40
                                                                            -------------

                  (b)     outstanding principal amount of Class A-2 Notes:$107,000,000.00
                                                                           --------------

                  (c)     outstanding principal amount of Class A-3 Notes:$107,000,000.00
                                                                           --------------

                  (d)     outstanding principal amount of Class A-4 Notes:$102,000,000.00
                                                                           --------------


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
                  (e)     outstanding principal amount of Class A-5 Notes: $ 94,000,000.00
                                                                           ---------------

                  (f)     outstanding principal amount of Class A-6 Notes: $ 72,500,000.00
                                                                           ---------------

                  (g)     outstanding principal amount of Class A-7 Notes: $121,000,000.00
                                                                           ---------------

                  (h)     outstanding principal amount of Class A-8 Notes: $175,000,000.00
                                                                           ---------------

                  (i)     outstanding principal amount of Class A-9 Notes: $125,450,000.00
                                                                           ---------------

                  (j)     outstanding principal amount of Class B Notes:   $ 36,050,000.00
                                                                           ---------------

                  (k)     Certificate Balance: $  1,000.00
                                               -----------

(vii)             Amount of Servicing Fee, Administration Fee, Indenture Trustee Fee and
                  Eligible Lender Trustee Fee and Consolidation Fees to be allocated for the upcoming
                  Distribution Date: ($            0            )
                                       -------------------------

(viii)            (a) Aggregate amount of Realized Losses (if any) for each
                  Collection Period since the last Distribution Date (or since the Closing Date in the case of the first Distribution Date):
                                      $            0
                                      --------------------------

                  (b)  Amount of recoveries
                           (i)  principal  $     0
                                           -------------
                           (ii) interest   $     0
                                           -------------

(ix)              (a)  Amount of distribution attributable to
                       amounts in the Reserve Account: $       0
                                                       ----------------

                  (b)  Amount of other withdrawals from the
                       Reserve Account: $       0
                                        ----------------

                  (c)  Reserve Account balance: $10,340,252.46
                                                --------------

                  (d)  Parity percentage:    98.53192%
                                             ---------

                  (e)  Amount of Parity Percentage Payments: $        0
                                                             ------------------

(x)               The aggregate Purchase Amount paid for Financed Student Loans purchased from the Trust during each preceding Collection Period since the last
                  Distribution Date (or since the Closing Date in the case of the first Distribution
                  Date): $      0
                         --------------


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
(xi)              During the Exchange Period only, the aggregate Issuer
                  Consolidation Payments and Adjustment Payments, stated
                  separately, for each preceding Collection Period since the last Distribution Date (or since the Closing Date in the case
                  of the first Distribution Date): $      0
                                                   ----------------
                                                   $      0
                                                   ----------------

(xii)             (a) Amount of Financed Student Loans:

                   (1) that are 30 to 60 days delinquent:      $40,446,037.97
                                                               --------------
                   (2) that are 61 to 90 days delinquent:      $15,823,729.81
                                                               --------------
                   (3) that are 91 to 120 days delinquent:     $ 8,650,873.15
                                                               --------------
                   (4) that more than 120 days delinquent:     $    83,930.05
                                                               --------------
                   (5) for which claims have been filed
                       with the appropriate Guarantor
                       and which are awaiting payment:         $   158,362.20
                                                               --------------


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